                                                                    EXHIBIT 99.5

PHILIP BOROWSKY (State Bar No. 56590)
CHRISTOPHER J. HAYES (State Bar No. 184287)
LAW OFFICES OF PHILIP BOROWSKY
Steuart Tower, Suite 2600
One Market Plaza
San Francisco, California 94105-1417
Telephone: (415) 896-6800
Facsimile: (415) 896-0600

Attorneys for All Plaintiffs


                IN THE SUPERIOR COURT OF THE STATE OF CALIFORNIA

                         IN AND FOR THE COUNTY OF ORANGE


CHARLES T. MADDEN, SHASHIDHAR ACHARYA,                                   No. 802244
M.D., ACHAUER FAMILY LIMITED PARTNERSHIP,
ANGELA ALLEVATO, M.D., ROBERT A. BAIRD, M.D.,                            FIRST AMENDED COMPLAINT
ANNETTE C. BERNHUT-CAPLIN, D.O., THOMAS W.                               (C.C.P. Section 472)
BRODERICK, M.D., NANCY K. BROWNELL, M.D.,
DAWN LYNN BRUNER M.D., ROBERT BUDMAN,                                    Assigned for All Purposes to:
M.D., ROBERT  WILLIAM BUSTER, M.D., MICHAEL                              Judge Seymour H. Tully
W. CATER, M.D., ANNA LISA CHAVEZ, M.D., JANAK                            Department 30
R. CHOPRA, M.D., RAMAN CHOPRA, M.D., GASTON
CILLIANI, M.D., CARMELITA R. CO-CASQUEJO, M.D.                           May be subject to Rule 436 of the Rules of
F.A.A.P., WILLIAM J. COLLINS, M.D., LEO H.                               the Coordinated Trial Courts of Orange
CUMMINS, M.D., CHRISTINA K. ELLIOTT, MARK H.                             County as explained in paragraph 5
ELLIS M.D., STANLEY P. GALANT, M.D., SHERWIN
A. GILLMAN, M.D. AND BONNIE S. GILLMAN, as                               Related Case: Madden, et al., v. FPA
Trustees for the Gillman Community Property Trust, KEITH                 Medical Management, Inc., et al., No.
L. GLADSTIEN, M.D., LEON M. GOLDBERG, M.D.,                              796263, Superior Court of California,
STUART M. GORDON, KENNETH E. GRUBBS, D.O.,                               County of Orange
NORAH GUTRECHT, M.D., THOMAS A.
HRYNIEWICKI, M.D., R. JUDD JESSUP, STANLEY
KANOW, M.D. LEONARD FRANK KELLOGG JR.,
M.D., MARK E. KRUGMAN, M.D., LAWRENCE N.
KUGELMAN, MELVYN B. LIEBERMAN, M.D., as
Trustee for the Melvyn B. Lieberman Trust Dated
November 18, 1997, ALAN MADERIOUS, MARK C.
MARTEN, WILLIAM C. MCMASTER, M.D., MARIA E.
MINON M.D., JUDITH MONGE, M.D., as Trustee for the
Harrison-Monge 1996 Family Trust, RONALD W.
MORELAND, STANLEY K. NAKAMOTO, M.D.,
CHRISTOPHER C. OHMAN, KUSUM OHRI, M.D.,
JACK M. OSBORN, M.D., RICHARD T. PITTS, M.D.,
NORMAN J. ROSEN, M.D., ERIC MURROW ROWEN,
M.D., HELEN ROWEN, as Trustee for the Rowen Family
Trust Dated May 5, 1982, MARK STEVEN ROWEN,
MARSHALL ROWEN, M.D., individually and as Trustee

for the Rowen Family Trust Dated May 5, 1982, SCOTT
JEFFREY ROWEN, M.D., PRAVIN V. SHARMA, M.D.,
HAL S. SHIMAZU, M.D., SIERRA VENTURES V, L.P.,
AISHA SIMJEE, M.D., JAMES B. TANANBAUM,
ALLAN G. WEISS, DANIEL L. WEISSBERG, M.D.,
LINDA F. WEISSBERG, LAURENCE D. WELLIKSON,
M.D., ANGELA F. WINTHEISER, M.D., AND ALLAN
WONG, M.D. ,

                                  Plaintiffs,


                   v.

DELOITTE & TOUCHE LLP, VOLPE BROWN
WHELAN & COMPANY, SETH FLAM, STEVEN M.
LASH, STEPHEN J. DRESNICK, JAMES A. LEBOVITZ,
AND DOES 1 through 50, inclusive,

                                  Defendants.



-------------------------------------------------


        Plaintiffs allege as follows:

                                 I. INTRODUCTION

         1. This action is brought by Plaintiffs CHARLES T. MADDEN, SHASHIDHAR ACHARYA, M.D., ACHAUER FAMILY LIMITED PARTNERSHIP, ANGELA ALLEVATO, M.D., ROBERT
A. BAIRD, M.D., ANNETTE C. BERNHUT-CAPLIN, D.O., THOMAS W. BRODERICK, M.D., NANCY K. BROWNELL, M.D., DAWN LYNN BRUNER, M.D., ROBERT BUDMAN, M.D., ROBERT WILLIAM BUSTER, M.D., MICHAEL W. CATER, M.D., ANNA LISA CHAVEZ, M.D., JANAK R. CHOPRA, M.D., RAMAN CHOPRA, M.D., GASTON CILLIANI, M.D., CARMELITA R. CO-CASQUEJO, M.D., F.A.A.P., WILLIAM J. COLLINS, M.D., LEO H. CUMMINS, M.D., CHRISTINA K. ELLIOTT, MARK H. ELLIS, M.D., STANLEY P. GALANT, M.D., SHERWIN A. GILLMAN, M.D. AND BONNIE S. GILLMAN, as Trustees for the Gillman Community Property Trust,

KEITH L. GLADSTIEN, M.D., LEON M. GOLDBERG, M.D., STUART M. GORDON, KENNETH E. GRUBBS, D.O., NORAH GUTRECHT, M.D., THOMAS A. HRYNIEWICKI, M.D., R. JUDD JESSUP, STANLEY KANOW, M.D., LEONARD FRANK KELLOGG JR., M.D., MARK E. KRUGMAN, M.D., LAWRENCE N. KUGELMAN, MELVYN B. LIEBERMAN, M.D., as Trustee for the Melvyn B. Lieberman Trust Dated November 18, 1997, ALAN MADERIOUS, MARK C. MARTEN, WILLIAM
C. MCMASTER, M.D., MARIA E. MINON, M.D., JUDITH MONGE, M.D., as Trustee for the Harrison- Monge 1996 Family Trust, RONALD W. MORELAND, STANLEY K. NAKAMOTO, M.D., CHRISTOPHER C. OHMAN, KUSUM OHRI, M.D., JACK M. OSBORN, M.D., RICHARD T. PITTS, M.D., NORMAN J. ROSEN, M.D., ERIC MURROW ROWEN, M.D., HELEN ROWEN, as Trustee for the Rowen Family Trust Dated May 5, 1982, MARK STEVEN ROWEN, MARSHALL ROWEN, M.D., individually and as Trustee for the Rowen Family Trust Dated May 5, 1982, SCOTT JEFFREY ROWEN, M.D., PRAVIN V. SHARMA, M.D., HAL S. SHIMAZU, M.D., SIERRA VENTURES V, L.P., AISHA SIMJEE, M.D., JAMES B. TANANBAUM, ALLAN G. WEISS, DANIEL L. WEISSBERG, M.D., LINDA F. WEISSBERG, LAURENCE D. WELLIKSON, M.D., ANGELA F. WINTHEISER, M.D., and ALLAN WONG, M.D. (hereinafter referred to as "Plaintiffs") who together constitute the majority in interest of the shareholders of each of the former companies known as Orange Coast Managed Care Services, Inc. ("OCMCS") and St. Joseph Medical Corporation ("SJMC"), who tendered their stock, stock warrants, or stock options in exchange for securities of FPA MEDICAL MANAGEMENT, INC. ("FPAM") on or about March 20, 1998, in connection with the acquisition of OCMCS and SJMC by a wholly-owned subsidiary of FPAM. FPAM and its wholly-owned subsidiary, FPA MEDICAL MANAGEMENT OF CALIFORNIA, INC. ("FPA-CAL") are referred to collectively as "FPA." As these Plaintiffs represent a majority in interest of each of OCMCS and SJMC, their votes were necessary, sufficient, and critical to the decision to approve said merger. As will be hereinafter discussed, said approval was based on the fraudulent misconduct and negligent misrepresentation and negligent conduct hereinafter specifically described of each of the defendants.

        2. On March 20, 1998, FPA acquired OCMCS and SJMC, two components of a thriving Orange County medical practice, in a stock-for-stock merger. Since that date, the former shareholders of OCMCS and SJMC have discovered that FPA induced this merger and acquired the assets of these two entities through fraud, deceit, negligence and intentional misconduct of all those who are named defendants in this action. As detailed herein, FPA, persuaded the OCMCS and SJMC shareholders to approve the Merger through misleading financial statements on which their auditors DELOITTE & TOUCHE ("DELOITTE") gave negligently or recklessly misleading audit opinions, as well as through misrepresentation by their financial advisor VOLPE BROWN WHELAN & CO. VOLPE and FPA's officers and directors, hereafter named, falsely represented that FPA was a sound business that utilized financially conservative accounting procedures and whose prospects for continued financial stability and success were excellent. Likewise, in 1997 and the early months of 1998, Defendants persuaded thousands of investors, including and in addition to the OCMCS and SJMC shareholders, to purchase FPA stock by portraying FPA as an increasingly successful and rapidly growing corporation. FPA's common stock reached a high of nearly $40 per share in late 1997.

        3. Shortly after the merger was consummated, Plaintiffs discovered the falsity of FPA's financial statements and publicly filed documents, the falsity of DELOITTE'S audit opinion, and the falsity of other said misrepresentations. The shocking revelations of skyrocketing debt, cash-flow crisis, increasingly impatient creditors, mismanagement, and impaired goodwill have caused FPA to go into bankruptcy, rendering valueless Plaintiffs' equity in the space of less than four months since the Merger Agreement was consummated, all during a period in which Plaintiffs were contractually barred from selling their shares in FPA.

        4. By this lawsuit, Plaintiffs seek to recover damages compensating them for Defendants' misconduct, as well as punitive damages.

        5. This First Amended Complaint may be subject to the provisions of Rule 436 of the Rules of the Coordinated Trial Courts of Orange County, in that it involves many of the same parties, facts, and causes of action as alleged in an action captioned Charles T Madden, Lawrence Wellikson, William T McMaster, Maria Minon, R. Judd Jessup, and Sierra Ventures V, L.P., Plaintiffs, v. FPA Medical Management, Inc., a Delaware Corporation, FPA.Medical Management of California, Inc., a California Corporation, Seth Flam, Steven M. Lash, Stephen J. Dresnick, James A. Lebovitz, Cowen & Company, a New York limited Partnership, Cowen Incorporated, a New York corporation, and Does I through 50, inclusive, Defendants, No. 796263 (hereinafter the "FPA Action" by the "FPA Action Plaintiffs" against the "FPA Action Defendants"). All FPA Action Plaintiffs are among the Plaintiffs in this First Amended Complaint, and they assert claims on behalf of themselves and all others similarly situated, who include all the Plaintiffs in this Complaint. Some of the named FPA Action Defendants, specifically SETH FLAM, STEVEN M. LASH, STEPHEN J. DRESNICK, and JAMES A. LEBOVITZ, are defendants in this Complaint. Numerous facts alleged in the FPA Action are the same or essentially the same as those alleged in this Complaint. Several causes of action alleged in this FPA Action are the same or essentially the same as those alleged in this Complaint. Concurrently with the filing of the Complaint in this action, the FPA Action Plaintiffs secured the dismissal without prejudice of the FPA Action against SETH FLAM, STEVEN M. LASH, STEPHEN
J. DRESNICK, and JAMES A. LEBOVITZ, as well as against COWEN & COMPANY and COWEN INCORPORATED. The Plaintiffs in this First Amended Complaint and the FPA Action Plaintiffs have elected to do so for the following purposes: (a) to allow the FPA Action as originally pleaded to proceed only against FPAM and FPA-CAL, both of which are entitled to a stay of proceedings in this Court by order of the United States Bankruptcy Court for the District of Delaware by virtue of their filing of petitions for reorganization under Chapter 11 of the

United States Bankruptcy Code, captioned respectively In re FPA Medical Management, Inc., No. 98-1596-PJW, and In re FPA Medical Management of California, Inc., No. 98-1703-PJW, so that the bankruptcy stay will not unduly affect the litigation proceeding in this Court against other parties; (b) to allow Plaintiffs to pursue their claims in their individual capacities rather than as a class in order to expedite this litigation; (c) to allow Plaintiffs to bring additional causes of action and to join additional defendants against whom they have claims, in light of the bankruptcy of FPAM, and FPA-CAL; and (d) for other lawful and proper purposes.

                                 II. THE PARTIES

        6. Before it merged into FPA on March 20, 1998, SJMC was a California professional medical corporation which provided medical services through two divisions, St. Joseph IPA, an independent practice association ("SJIPA"), and St. Joseph Medical Group, a primary care medical group ("SJMG"). SJIPA operated a physician network of approximately 600 physicians in Orange County, California, which provided health care services to members of various payors, including more than 135,000 members of health maintenance organizations ("HMOs") and thousands of members of preferred provider organizations ("PPOs"). SJMG delivered primary medical care through nine medical offices located in central Orange County.

        7. Before it merged into FPA on March 20, 1998, OCMCS was a physician practice management company headquartered in Orange County, California. OCMCS provided a wide range of medical management services, organizational development and contracting support to SJMC, including administrative support to SJIPA and SJMG, in the areas of network development, provider contracting, claims processing, financial management, management information systems, quality management, utilization management and grievance resolution, billing and collections and medical office support services.

         8. The combined value of SJMC and OCMCS on March 20, 1998 was approximately $60 million.

         9. FPA MEDICAL MANAGEMENT, INC. ("FPAM") is a corporation incorporated under the laws of the State of Delaware and has its principal place of business in San Diego, California. While not a party to this action, it is here described as is its subsidiary to enable the reader of this First Amended Complaint to better understand the claims here made. FPA's common stock is publicly traded (symbol FPAM) on the NASDAQ stock exchange, an efficient securities market. FPAM is a national health care management service organization that organizes and manages primary care physician networks to contract with HMOs and other prepaid insurance plans to provide physician and related health care services and also provides contract management and support services to hospital-based emergency departments.

         10. FPA MEDICAL MANAGEMENT OF CALIFORNIA, INC. ("FPA-CAL") is a corporation incorporated under the laws of the State of California and has its principal place of business in San Diego, California. It is a wholly-owned subsidiary of FPA MEDICAL MANAGEMENT, INC. (FPAM and FPA-CAL are collectively referred to herein as "FPA.")

         11. Defendant SETH FLAM ("FLAM") was, until his abrupt "resignation" effective March 25, 1998, the President and Chief Executive Officer of FPA, as well as a member of FPA's Board of Directors. Because of his positions with FPA, and as a result of his responsibility for preparation of internal corporate documents (including operating plans, budgets and forecasts, and reports of actual operations), conversations and connections with other corporate officers and employees, and attendance at management and Board of Directors' meetings and committees thereof, FLAM knew the adverse non-public information about FPA's business, finances, markets, and present and future prospects.

         12. Defendant STEVEN M. LASH ("LASH") was, until his abrupt reassignment effective March 25, 1998, the Chief Financial Officer of FPA. Because of his positions with FPA, and as a result of his access to internal corporate documents (including, operating plans, budgets and forecasts, and reports of actual operations), conversations and connections with other corporate officers and employees, and attendance at management and Board of Directors' meetings and committees thereof, LASH knew the adverse non-public information about FPA's business, finances, markets, and present and future prospects.

        13. Defendant STEPHEN J. DRESNICK ("DRESNICK") is the President and Chief Executive Officer of FPA. Prior to approximately March 25,1998, when he replaced FLAM as FPA's President and CEO, DRESNICK was the Vice Chairman of FPA's Board of Directors. Because of his positions with FPA, and as a result of his access to internal corporate documents (including operating plans, budgets and forecasts, and reports of actual operations), conversations and connections with other corporate officers and employees, and attendance at management and Board of Directors' meetings and committees thereof, DRESNICK knew the adverse non-public information about FPA's business, finances, markets, and present and future prospects.

        14. Defendant JAMES A. LEBOVITZ ("LEBOVITZ") is and at all relevant times was FPA's Senior Vice President, General Counsel and Secretary. Because of his positions with FPA, and as a result of his access to internal corporate documents (including operating plans, budgets and forecasts, and reports of actual operations), conversations and connections with other corporate officers and employees, and attendance at management and Board of Directors' meetings and committees thereof, Lebovitz knew the adverse non-public information about FPA's business, finances, markets, and present and future prospects.

        15. FLAM, LASH, DRESNICK, and LEBOVITZ are referred to collectively herein as "DIRECTORS AND OFFICERS." The DIRECTORS AND OFFICERS, and each of them, were the agents of one another and at all times alleged herein acted within the scope of that agency. The

DIRECTORS AND OFFICERS also aided, abetted and conspired with one another in the commission of the wrongful acts alleged herein.

        16. DELOITTE & TOUCHE (hereinafter referred to as "DELOITTE") is a national auditing firm which was the auditor for FPA. On information and belief, DELOITTE and its partners and employees are, or work under the direction of, certified public accountants duly licensed by the California State Board of Accountancy to practice accountancy in California. DELOITTE audited the financial statements of FPA and rendered audit opinions which it knew would be specifically used for the merger agreement entered between Plaintiffs and FPA. Said merger agreement would not have been consummated absent the misrepresentations of the financial condition of FPA represented in FPA's financial statements and DELOITTE'S misleading audit opinions. FPA's financial statements on which DELOITTE gave misleading and unqualified audit opinions knowingly or negligently misrepresented the value of FPA, understated the liabilities of FPA by about $300 million, and made other serious and material misrepresentations. DELOITTE, in the performance of its duties, knew that merger negotiations were ongoing between FPA and Plaintiffs and that FPA's financial statements and DELOITTE's audit opinion thereon would be specifically used as a condition of consummating the Merger Agreement. Furthermore, DELOITTE intentionally or recklessly made misrepresentations regarding the financial condition of FPA and violated Generally Accepted Auditing Standards and Generally Accepted Accounting Principles.

        17. VOLPE BROWN WHELAN & COMPANY (hereinafter referred to as "VOLPE") has offices in New York, New York and San Francisco, California, and is an investment banking firm specializing in mergers and acquisitions. VOLPE acted as the financial advisor for FPA and made numerous negligent or intentional misrepresentations constituting fraud and deceit on which Plaintiffs relied in losing their entire equity as a result of merging with FPA. Plaintiffs are not certain as to the exact business form of VOLPE and will seek leave to amend this First Amended Complaint to set forth VOLPE's business form when it is known to them.

        18. Plaintiffs are unaware of the true names of defendants named herein as DOES 1 through 50 and therefore sue such defendants under these fictitious names. Plaintiffs will seek leave to amend this First Amended Complaint to substitute the true names of these fictitiously named defendants once such true names become known.

                                 III. THE MERGER

        19. On or about January 21, 1998, FPA, OCMCS, and SJMC entered into a written agreement titled "Agreement and Plan of Merger Dated As of January 21, 1998 By and Among FPA Medical Management, Inc., FPA Medical Management of California, Inc., Orange Coast Managed Care Services, Inc., and St. Joseph Medical Corporation" (the "Merger Agreement").

        20. Pursuant to the Merger Agreement, OCMCS and SJMC agreed (subject to shareholder approval) to be acquired by a subsidiary of FPA. The Merger Agreement included a formula by which OCMCS and SJMC shareholders would receive FPA common stock in exchange for their OCMCS and SJMC shares. The Merger Agreement also provided that the shares of FPA common stock to be received in exchange for the OCMCS shares would be contractually restricted from sale, transfer, or other disposition for a period of ninety days commencing upon the effective date of the Merger, and the sale of FPA shares received in exchange for SJMC shares were subject to an even longer lock-up period under securities rules (the "lock-up period").

        21. On February 17, 1998, FPA filed a Registration Statement on Form S-4 with the Securities and Exchange Commission ("SEC" or the "Commission") pertaining to FPA's offer and sale of shares of FPA common stock to be issued by virtue of the Merger. The Registration Statement included a

Prospectus covering the 3,846,154 shares of FPA common stock to be issued in connection with the proposed Merger. The Registration Statement also included a Proxy Statement to be furnished to the shareholders of OCMCS and SJMC in correction with the proposed Merger.

        22. The following documents, filed with the SEC by FPA, were incorporated by reference into the Proxy Statement/Prospectus with financial data all prepared and audited by DELOITTE:

        a. FPA's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission on March 31, 1997, as amended by Form 10K/A filed with the Commission on April 29, 1997.

        b. FPA's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 filed with the Commission on May 15, 1997.

        c. FPA's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 filed with the Commission on August 14,1997.

        d. FPA's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 filed with the Commission on November 14, 1997.

        e. PA's Current Report on Form 8-K dated March 17, 1997 filed with the Commission on May 16, 1997, as amended by Form 8-K/A filed with the Commission on May 28, 1997.

        f. FPA's Current Report on Form 8-K/A dated July 31, 1997 filed with the Commission on July 31, 1997, as amended by Form 8-K/A filed with the Commission on October 10, 1997.

        g. The audited combined balance sheets of Foundation Health Medical Services (a wholly owned subsidiary of Foundation Health Corporation) and affiliates as of June 30, 1995 and 1996 and the related combined statements of operations, shareholders' deficit and cash flows for each of the three years in the period ended June 30, 1996 contained in FPA's Registration Statement on Form S-4 dated February 13, 1997.

        h. FPA's Current Report on Form 8-K dated December 9, 1997 filed with the Commission on December 10, 1997.

[Prospectus, at p. 2.]

        23. The Proxy Statement/Prospectus also provided that certain documents filed with the SEC by FPA during the pendency of the Merger would be incorporated by reference into the Proxy Statement/Prospectus:

        All documents and reports subsequently filed by FPA pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Prospectus and prior to the date of the OCMCS and SJMC Special Meetings shall be deemed to be incorporated by reference in this Proxy Statement/Prospectus and to be a part hereof from the date of filing of such documents or reports.
[Id.]

        24. On or about February 17, 1998, the Prospectus/Proxy Statement was delivered by mail to all holders of record of OCMCS and SJMC stock.

        25. On or about March 20, 1998, the, shareholders of OCMCS and SJMC had special meetings at which they approved the Merger by majority vote.

        26. The merger closed on March 20, 1998 (the "Closing Date").

                IV. THE MATERIAL MISREPRESENTATIONS AND OMISSIONS

        27. On or about January 7, 1998, representatives of OCMCS and SJMC met with senior managers of FPA, including defendant LASH, in order to obtain critical information about FPA in connection with OCMCS/SJMC's evaluation of FPA as a possible acquirer of the two companies. During this meeting, the OCMCS/SJMC representatives asked specific questions about a number of critical issues, including:

        - Whether FPA's financial and accounting procedures and infrastructure were sound;

        - Whether FPA had established adequate reserves, including reserves for incurred but not reported ("IBNR") medical costs;

        - Whether FPA's earnings forecasts were sound and whether they were based on reasonable and appropriate accounting assumptions and procedures;

        -       Whether FPA anticipated any significant write-offs;

        - Whether FPA had established sufficient reserves to ensure, to the fullest extent possible, that FPA's earnings would, at worst, remain stable through the expiration of the anticipated lock-up period; and

        - Whether the market price of FPA common stock would remain reasonably stable during the lock-up period.

Defendant LASH responded to these questions by specifically representing:

        a. That FPA had established IBNR and other reserve accounts conservatively, and was more than adequately reserved;

        b. That FPA's financial and accounting procedures and infrastructure were sound, and the information obtained by means of those procedures was reliable;

        c. That FPA did not anticipate making any significant write-offs, with the sole exception of a $30 million write-off pertaining to certain real estate in Sacramento obtained as a result of an earlier merger; and

        d. That FPA's earnings during the anticipated lock-up period and beyond would be smooth, and could reasonably be expected to cause the market price of FPA common stock to remain stable through the expiration of that period.

        28. The Merger Agreement, which was attached as Appendix A to the Registration Statement, included the following representations and warranties by FPA, all of which have now been revealed as false.

        29. In section 5.7 of the Merger Agreement, FPA represented and warranted the accuracy of its SEC filings:

        5.7 SEC Reports and FPA Financial Statements. FPA has made available to OCMCS and SJMC a true and complete copy of each form, report, schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by FPA with the SEC since January 1, 1997 (as such documents have since the time of their filing been amended or supplemented, the "FPA SEC Reports"), which are all the documents (other than preliminary material) that FPA was required to file with the SEC since such date. As of their respective dates, the FPA SEC Reports (i) complied as to form in all Material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a Material fact or omit to state a Material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the FPA SEC Reports (the "FPA Financial Statements") complied as to form in all

        Material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments which are not expected to be, individually or in the aggregate, Materially Adverse to FPA and its Subsidiaries taken as a whole) the consolidated financial position of FPA and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended.

        30. In section 5.8 of the Merger Agreement, FPA represented that "[s]ince September 30, 1997, there has not been any Material Adverse Change to FPA and its Subsidiaries taken as a whole."

        31. In section 5.9 of the Merger Agreement, FPA represented that it had no undisclosed liabilities of any kind:

        5.9 Absence of Undisclosed Liabilities. FPA and Sub do not have any debts, liabilities or obligations of any nature (whether absolute, accrued, unliquidated, contingent or otherwise, whether known or unknown, and whether due or to become due) which are likely to have a Material Adverse Effect on FPA and its Subsidiaries taken as a whole, other than those which (a) are set forth in the FPA Financial Statements, (b) have been specifically disclosed elsewhere herein, (c) are exempt from disclosure pursuant to this Agreement, or (d) have been incurred since the date of the most recent FPA Financial Statements in the ordinary course of business in amounts and on terms consistent, individually and in the aggregate, with FPA's past practice.

        32. In addition, the Prospectus included the following representations and warranties by FPA, all of which have now been revealed as false.

        33. In the Prospectus, it was expressly represented that defendants FLAM and LASH, among others, would remain in their same positions as executive officers of FPA following the Merger.

        34. In the Prospectus, it was also expressly represented that "[u]pon consummation of the Combined Merger, SETH FLAM, Sol Lizerbram, Sheldon Derezin, STEPHEN J. DRESNICK, Kevin Ellis, Howard Hassman and Herbert A. Wertheim, each of whom is currently a director of FPA, will continue to serve as directors of FPA." [Prospectus, at p. 68]

        35. The Prospectus provided further that certain key representations of FPA were to continue for one full year after the Closing Date:

        The Merger Agreement contains various representations and warranties of each of FPA, FPA California, SJMC and OCMCS (which are subject, in certain cases, to specified exceptions, and which shall continue until the first anniversary of the Closing Date, except for representations related to taxes, which shall survive until expiration of the applicable statute of limitations, and claims related to fraud, which shall survive until expiration of the applicable statute of limitations) relating to, among other things, the following: (i) organization and qualification to do business; (ii) capitalization; (iii) subsidiaries; (iv) the authorization, execution, delivery and enforceability of the Merger Agreement and the transactions contemplated thereunder; (v) the absence of any governmental or regulatory consent or approval required to enter into the Merger Agreement and to consummate the transactions contemplated thereby, except as so disclosed; (vi) the absence of any conflict, breach or default of any corporate charter documents or applicable law in connection with entering into the Merger Agreement;
        (vii) the accuracy of the financial information contained therein;
        (viii) the absence of certain changes or events; (ix) the absence of undisclosed liabilities; (x) the absence of pending or threatened legal proceedings; (xi) the accuracy of the information each party has supplied with respect to the filings required with the Commission in order to consummate the Combined Merger and the transactions contemplated by the Merger Agreement; (xii) certain tax matters including the tax-free status of the transaction under sections 368(a)(1)(A) and 368(a)(2)(D) of the Code; (xiii) matters concerning employee benefit plans and ERISA; (xiv) title to assets; (xv) permits of each of SJMC and OCMCS; (xvi) agreements; (xvii) insurance; (xviii) compliance with laws; and (xix) accounting matters. Such representations and warranties are limited to the extent that any event or occurrence that has or, if it occurred reasonably would be expected to have, an adverse effect in each case in excess of Five Hundred Thousand Dollars ($500,000) for SJMC and OCMCS and Fifty Million Dollars ($50,000,000) for FPA and its subsidiaries taken as a whole, on the business, condition (financial or otherwise), results of operations, prospects, assets (including intangible assets), properties or liabilities (including contingent liabilities) of SJMC, OCMCS and FPA, respectively.

[Prospectus, at pp. 70-71]

        36. In the Prospectus, FPA also represented that it would not make any material change to its business during the pendency of the Merger and through the Closing Date:

        At all times from and after the date of the Merger Agreement until the Closing Date, each of FPA and FPA California covenants and agrees that (except as expressly contemplated or permitted by the Merger Agreement, or to the extent that SJMC and OCMCS shall otherwise consent in writing): (i) it shall not make any material changes to its business or structure which would reasonably be expected to have an adverse effect on the consideration to be received by the SJMC shareholders and the
        OCMCS stockholders . . . .

[Prospectus, at p. 72.]

        37. In the Prospectus, FPA also represented that it would inform OCMCS and SJMC of any significant changes in its business during the pendency of the Merger and through the Closing Date:

        Each of FPA, FPA California, SJMC and OCMCS has further agreed prior to the Effective Time to confer on a regular and frequent basis with the other with respect to its business and operations and other matters relevant to the Combined Merger and shall promptly advise the other of any change or event, including any complaint, investigation or hearing by any governmental or regulatory authority on the constitution or threat of litigation, having or which can be reasonably foreseen to have, a material adverse effect on OCMCS, SJMC, FPA or FPA California, as the case may be, or on the ability of any of the parties to consummate the transactions contemplated by the Merger Agreement.

[Prospectus, at p. 72.]

        38. On March 20, 1998, in connection with the closing of the Merger, FPA provided OCMCS and SJMC with an "Officer's Certificate," executed by defendant LEBOVITZ, in which FPA reaffirmed all of the representations and warranties made in the Merger Agreement:

        The representations and warranties made by FPA in the Agreement and Plan of Merger dated as of January 21, 1998, as amended as of January 28, 1998, by and among FPA, FPA Medical Management of California, Inc., a California corporation ("FPA-California"), OCMCS Managed Care Services, Inc., a Delaware corporation, and St. Joseph Medical Corporation, a California professional corporation (the "Merger Agreement'), are in all Material respects complete, true and correct as of the date hereof (except for such representations and warranties which are qualified by a materiality standard, which are true and correct in all respects) with the same force and effect as though such representations and warranties had been made on and as of the date hereof.

        39. DELOITTE, during the merger negotiations with OCMCS and SJMC, communicated with the accounting firm for OCMCS and SJMC to arrive at the proper and most beneficial tax treatment of the merger for the benefit of OCMCS and SJMC, as well as to facilitate the consummation of the Merger Agreement.

        40. Shortly after the Closing Date, FPA continued to voice confidence regarding its financial prospects. For example, an FPA press release dated March 26, 1998, quoted defendant LASH: "Our business continues to track according to expectations and we remain encouraged by the first quarter's operating and financial performance."

        41. Shortly after Plaintiffs, based on Defendants' misconduct, conveyed all their stock in OCMCS and SJMC in exchange for FPA stock, FPA filed a petition for bankruptcy, rendering Plaintiffs' equity in FPA, which was the only consideration Plaintiffs received by the Merger Agreement, essentially valueless.

                              FIRST CAUSE OF ACTION
        FOR VIOLATION OF SECTION 12(a)(2) OF THE SECURITIES ACT OF 1933
                       AGAINST THE DIRECTORS AND OFFICERS

        42. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        43. The DIRECTORS AND OFFICERS offered up the FPA securities for sale and sold FPA securities to Plaintiffs by means of the prospectus which contained untrue statements of material fact and omitted to state material facts necessary in order to make those statements, in light of the circumstances under which they were made, not misleading.

        44. The DIRECTORS AND OFFICERS offered FPA securities for sale and sold FPA securities to Plaintiffs by means of oral communications which are hereinabove alleged to contain untrue statements of material fact and omitted to state material facts necessary in order to make those statements in light of the circumstances under which they were made not misleading.

        45. The DIRECTORS AND OFFICERS communicated the prospectus and made oral communications to members of the classes by means of the United States Mail, as well as by the use of instruments of transportation and communication in interstate commerce.

        46. Plaintiffs purchased or acquired FPA securities without knowledge of the untruth or omissions contained in the prospectus, the DIRECTORS AND OFFICERS' oral communications, or both.

        47. By reason of the conduct alleged, time DIRECTORS AND OFFICERS violated Section 12(a)(2) of the Securities Act of 1933, 15 U.S.C. Section 77(a)(2).

        48. Plaintiffs purchased FPA securities in connection with the merger in reliance on the prospectus and the foregoing written and oral misrepresentations by which they suffered economic losses approximating $60 million. The exact amount of their specific losses will be set forth at time of trial when the specific amount of losses are more fully ascertained.

                             SECOND CAUSE OF ACTION
            FOR VIOLATION OF SECTION 11 OF THE SECURITIES ACT OF 1933
                       AGAINST THE DIRECTORS AND OFFICERS

        49. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        50. The DIRECTORS AND OFFICERS offered FPA securities for sale and sold FPA securities to Plaintiffs by means of the prospectus and registration statement, which are alleged hereinabove to contain untrue statements of material fact and omitted to state material facts necessary in order to make those statements, in light of the circumstances under which they were made, not misleading.

        51. Plaintiffs purchased or acquired FPA securities pursuant to the prospectus, registration statement, without knowledge of the untruths or omissions contained in the prospectus.

                              THIRD CAUSE OF ACTION
            FOR VIOLATION OF SECTION 15 OF THE SECURITIES ACT OF 1933
                       AGAINST THE DIRECTORS AND OFFICERS

        52. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        53. The DIRECTORS AND OFFICERS exercised actual control over FPA in connection with the merger, including the actual control over the drafting of the prospectus and the Merger Agreement including FPA's financial reporting and results and actual control of the representations and warranties made by FPA to Plaintiffs in connection with the merger and said SEC filings.

        54. The DIRECTORS AND OFFICERS are therefore jointly and severally liable for the above-alleged violations of Sections 11 and 12 of the Securities Act of 1933.

                             FOURTH CAUSE OF ACTION
       FOR VIOLATION OF SECTIONS 25401 AND 25501 OF THE CORPORATIONS CODE
                       AGAINST THE DIRECTORS AND OFFICERS

        55. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        56. The DIRECTORS AND OFFICERS offered and sold FPA securities to Plaintiffs by means of written and oral communications which as alleged herein contained untrue statements of material fact and omitted to state material facts necessary in order to make those statements, in light of the circumstances under which they were made, not misleading.

        57. Plaintiffs purchased or acquired their FPA securities without knowledge of the untruths or omissions contained in Defendants' written and oral communications.

        58. Plaintiffs, who purchased FPA securities in connection with the merger in reliance on the prospectus and the foregoing written and oral misrepresentations, suffered severe economic damages approximating $60 million. The exact amount of said damages will be set forth at time of trial when said sum is more fully ascertained.

                              FIFTH CAUSE OF ACTION
                        FOR INTENTIONAL MISREPRESENTATION
                       AGAINST THE DIRECTORS AND OFFICERS

        59. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        60. The DIRECTORS AND OFFICERS made the above-alleged representations to Plaintiffs, knowing that such representations were false and for the purposes of inducing Plaintiffs to approve the merger in-exchange for their shares in OCMCS, SJMC, or both, for FPA securities.

        61. Plaintiffs were unaware of the falsity of the DIRECTORS AND OFFICERS' misrepresentations. Plaintiffs relied on the DIRECTORS AND OFFICERS' representations in deciding to approve the merger and to exchange their OCMCS and SJMC securities for FPA securities. Such reliance was reasonable under the circumstances.

        62. Thus, the DIRECTORS AND OFFICERS fraudulently induced Plaintiffs to exchange their OCMCS and SJMC securities for FPA securities. Plaintiffs hereby demand damages for the loss suffered by the loss of equity so suffered and loss of value of their stock.

        63. As a proximate result of the DIRECTORS AND OFFICERS' intentional misrepresentations, FPA acquired all of the assets of OCMCS and SJMC.

        64. As a proximate result of the DIRECTORS AND OFFICERS' intentional misrepresentations, Plaintiffs have suffered approximately $60 million in damages, the specific amount of which will be determined at trial.

        65. The DIRECTORS AND OFFICERS' intentional misrepresentations, deceit, and concealment of known material facts, as alleged above, constitute fraud under Section 3294 of the Civil Code, entitling Plaintiffs to an award of punitive damages.

                              SIXTH CAUSE OF ACTION
                         FOR NEGLIGENT MISREPRESENTATION
                       AGAINST THE DIRECTORS AND OFFICERS

        66. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        67. The DIRECTORS AND OFFICERS made the false representations as alleged above to Plaintiffs without any reasonable ground for believing them to be true, and for the purpose of inducing Plaintiffs to approve the merger in exchange for their shares of OCMCS and SJMC stock for shares of FPA stock.

                             SEVENTH CAUSE OF ACTION
                         FOR NEGLIGENT MISREPRESENTATION
                            AGAINST DELOITTE & TOUCHE

        68. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        69. When DELOITTE made the misrepresentations as alleged above, DELOITTE had no reasonable ground for believing them to be true, in that DELOITTE failed to exercise reasonable c are as an independent auditor and as a certified public accountant to discover FPA's true assets, liabilities, and internal accounting practices and failed to comply with the professional standards of certified public accountants.

        70. DELOITTE made these representations with the intent to induce Plaintiffs, or a particular class of persons to which Plaintiffs belong (namely, the shareholders of SJMC and OCMCS), to act in reliance on the representations and to be influenced in the specific merger transaction herein alleged, which DELOITTE intended to influence, in that DELOITTE knew with substantial certainty that Plaintiffs, or the particular class of persons to which Plaintiffs belong, would rely heavily in the course of the transactions on the representations, in particular DELOITTE's negligently rendered unqualified audit opinions and other communications about the financial statements of FPA, as well as DELOITTE's communications with Plaintiffs' corporate accountants regarding the tax consequences of the Merger Agreement, as well as DELOITTE's reputation.

        71. Had DELOITTE conducted a proper audit and disclosed the true financial condition of FPA and the extent of its liabilities, Plaintiffs would not have entered into the Merger Agreement but, instead, would have either retained their shares in OCMCS and SJMC, or would have sold their stock in SJMC and OCMCS for an amount approximating $60 million collectively to a purchaser other than FPA.

                             EIGHTH CAUSE OF ACTION
                        FOR INTENTIONAL MISREPRESENTATION
                            AGAINST DELOITTE & TOUCHE

        72. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        73. When DELOITTE made the misrepresentations as alleged above, DELOITTE knew them to be false, or had no belief in their truth and made them recklessly, and made them with the intent to defraud and deceive Plaintiffs, or a particular class; of persons to which Plaintiffs belong (namely, t he shareholders of SJMC and OCMCS), whom DELOITTE intended or reasonably should have foreseen would rely on the representations. DELOITTE made the representations with the intent to induce Plaintiffs to consummate the Merger Agreement with FPA.

        74. It was reasonable for Plaintiffs to rely on the financial representations of DELOITTE as it concerned FPA because DELOITTE was a nationally-known independent auditing firm which represented itself to be competent and capable of rendering the opinion that it did as to the financial condition of FPA.

        75. Plaintiffs have accordingly suffered damages as a result of the loss of their value in OCMCS and SJMC and FPA approximating $60 million. Said damages will be more specifically set forth at time of trial when said sum is more fully ascertained.


                              NINTH CAUSE OF ACTION
                         FOR NEGLIGENT MISREPRESENTATION
                      AGAINST VOLPE BROWN WHELAN & COMPANY

        76. Plaintiffs hereby reallege and incorporate by this reference each of the allegations of each of the foregoing paragraphs.

        77. VOLPE held itself out to Plaintiffs as a financial advisor of Defendants and failed to take such due diligence and reasonable care as were necessary to ascertain the truth or falsity of the representations VOLPE made to Plaintiffs.

        78. In fact, VOLPE made egregious and serious misrepresentations to Plaintiffs as it concerned the financial condition of FPA.

        79. Absent such misconduct by VOLPE, Plaintiffs would not have suffered the economic losses they have suffered.

        80. Plaintiffs have consequently lost approximately $60 million as a result of Defendant VOLPE's misconduct. The exact amount of said damages will be set forth at time of trial when said sum is more fully ascertained.

                              TENTH CAUSE OF ACTION
                        FOR INTENTIONAL MISREPRESENTATION
                      AGAINST VOLPE BROWN WHELAN & COMPANY

        81. Plaintiffs incorporate herein by reference each of the allegations of the foregoing paragraphs.

        82. The misconduct of VOLPE, referenced in the Ninth Cause of Action, was intentional. WHEREFORE, Plaintiffs pray for judgment, as follows:

        1. For economic damages against Defendants and each of them approximating $60 million, for which Defendants are jointly and severally liable;

        2. For punitive damages against Defendants and each of them in an amount to be determined at time of trial by the Court and jury in this case;

        3. For prejudgment interest in accord with law;

        4. For costs of suit;

        5. For such other further relief as the Court may deem appropriate.

Dated: November 23, 1998

                                             LAW OFFICES OF PHILIP BOROWSKY
                                             A PROFESSIONAL CORPORATION



                                               /s/ Philip Borowsky
                                             --------------------------------
                                             By: PHILIP BOROWSKY
                                             Attorneys for all Plaintiffs